Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

First Quarter 2022

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	6	Annuities — Statements of Adjusted Earnings
	7	Annuities — Select Operating Metrics
	9	Life — Statements of Adjusted Earnings
	10	Life — Select Operating Metrics
	12	Run-off — Statements of Adjusted Earnings
	13	Run-off — Select Operating Metrics
	14	Corporate & Other — Statements of Adjusted Earnings

Other Information
	16	DAC and VOBA and Net Derivative Gains (Losses)
	17	Notable Items
	18	Variable Annuity Separate Account Returns and Allocations
	19	Summary of Investments
	20	Statutory Statement of Operations Information
	21	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income (loss) available to shareholders	$613	$42	$361	$10	$(610)
Adjusted earnings	$294	$323	$450	$435	$385
Adjusted earnings, less notable items (2)	$315	$416	$514	$458	$428
Total corporate expenses (3)	$208	$247	$222	$218	$203
Combined total adjusted capital (4)	$8,500	$9,441	$9,750	$9,432	$9,421
Combined risk-based capital ratio (4), (5)	450%-470%	500%	520%-540%	480%-500%	500%-520%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$12,814	$16,142	$16,031	$16,115	$15,017
Less: Preferred stock, net	1,699	1,699	1,360	1,360	1,360
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$11,115	$14,443	$14,671	$14,755	$13,657
Less: AOCI	363	4,172	4,290	4,596	3,389
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,752	$10,271	$10,381	$10,159	$10,268

Return on Common Equity (1)
Return on common equity	7.5%	(1.3)%	(8.3)%	(28.2)%	(37.9)%
Return on common equity, excluding AOCI	9.9%	(1.9)%	(11.9)%	(39.7)%	(50.7)%
Adjusted return on common equity	14.5%	15.3%	13.5%	2.7%	(0.8)%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$7.91	$0.51	$4.34	$0.11	$(6.96)
Adjusted earnings per common share	$3.79	$4.02	$5.41	$5.05	$4.36
Adjusted earnings, less notable items per common share	$4.07	$5.18	$6.17	$5.32	$4.86
Weighted average common shares outstanding	77,476,465	80,244,577	83,244,987	86,065,150	88,124,035

Book Value Per Common Share
Book value per common share (1)	$146.64	$185.48	$181.23	$175.19	$157.26
Book value per common share, excluding AOCI (1)	$141.85	$131.90	$128.24	$120.62	$118.24
Ending common shares outstanding	75,799,704	77,870,072	80,952,682	84,223,669	86,841,260

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 17.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results as of or for the three months ended March 31, 2022. See additional information on page 21.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Revenues	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Premiums	$166	$168	$193	$162	$184	$166	$184
Universal life and investment-type product policy fees	841	906	881	919	930	841	930
Net investment income	1,151	1,201	1,281	1,212	1,187	1,151	1,187
Other revenues	137	101	117	101	127	137	127
Revenues before NIGL and NDGL	2,295	2,376	2,472	2,394	2,428	2,295	2,428
Net investment gains (losses)	(68)	(23)	(16)	(34)	14	(68)	14
Net derivative gains (losses)	513	(337)	56	(684)	(1,504)	513	(1,504)
Total revenues	$2,740	$2,016	$2,512	$1,676	$938	$2,740	$938

Expenses
Policyholder benefits and claims	$906	$823	$1,112	$752	$756	$906	$756
Interest credited to policyholder account balances	290	315	413	287	297	290	297
Amortization of DAC and VOBA	227	127	(82)	8	91	227	91
Interest expense on debt	38	41	41	40	41	38	41
Other expenses	472	661	538	568	521	472	521
Total expenses	1,933	1,967	2,022	1,655	1,706	1,933	1,706
Income (loss) before provision for income tax	807	49	490	21	(768)	807	(768)
Provision for income tax expense (benefit)	165	(15)	105	(10)	(185)	165	(185)
Net income (loss)	642	64	385	31	(583)	642	(583)
Less: Net income (loss) attributable to noncontrolling interests	2	1	2	—	2	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	640	63	383	31	(585)	640	(585)
Less: Preferred stock dividends	27	21	22	21	25	27	25
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$613	$42	$361	$10	$(610)	$613	$(610)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Investments:
Fixed maturity securities available-for-sale	$82,496	$87,582	$87,074	$84,785	$78,971
Equity securities	80	101	90	91	106
Mortgage loans	21,357	19,850	18,267	16,732	15,690
Policy loans	1,270	1,264	1,264	1,255	1,245
Limited partnerships and limited liability companies	4,587	4,271	3,959	3,546	3,219
Short-term investments	1,062	1,841	1,892	1,293	1,673
Other invested assets	2,568	3,316	2,774	2,863	2,267
Total investments	113,420	118,225	115,320	110,565	103,171
Cash and cash equivalents	4,101	4,474	4,108	4,882	4,025
Accrued investment income	754	724	764	827	734
Reinsurance recoverables	15,401	15,340	15,339	15,290	15,257
Premiums and other receivables	889	754	959	837	872
DAC and VOBA	5,581	5,377	5,356	5,122	5,148
Other assets	465	482	484	494	506
Separate account assets	104,441	114,464	112,361	115,839	112,224
Total assets	$245,052	$259,840	$254,691	$253,856	$241,937
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$41,979	$43,807	$43,795	$43,427	$42,426
Policyholder account balances	67,887	66,851	63,748	60,300	55,152
Other policy-related balances	3,457	3,457	3,406	3,356	3,355
Payables for collateral under securities loaned and other transactions	6,209	6,269	5,639	5,143	4,281
Long-term debt	3,157	3,157	3,436	3,436	3,435
Current income tax payable	61	62	148	150	152
Deferred income tax liability	215	1,062	1,120	1,109	812
Other liabilities	4,767	4,504	4,942	4,916	5,018
Separate account liabilities	104,441	114,464	112,361	115,839	112,224
Total liabilities	232,173	243,633	238,595	237,676	226,855
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	14,133	14,154	13,830	13,842	13,858
Retained earnings (deficit)	(2)	(642)	(705)	(1,088)	(1,119)
Treasury stock	(1,681)	(1,543)	(1,385)	(1,236)	(1,112)
Accumulated other comprehensive income (loss)	363	4,172	4,290	4,596	3,389
Total Brighthouse Financial, Inc.’s stockholders’ equity	12,814	16,142	16,031	16,115	15,017
Noncontrolling interests	65	65	65	65	65
Total equity	12,879	16,207	16,096	16,180	15,082
Total liabilities and equity	$245,052	$259,840	$254,691	$253,856	$241,937

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended March 31, 2022
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$25	$122	$—	$19	$166
Universal life and investment-type product policy fees	568	59	154	—	781
Net investment income	555	153	401	48	1,157
Other revenues	124	6	7	—	137
Total adjusted revenues	$1,272	$340	$562	$67	$2,241

Adjusted expenses
Policyholder benefits and claims	$192	$253	$417	$13	$875
Interest credited to policyholder account balances	190	4	81	14	289
Amortization of DAC and VOBA	134	26	—	3	163
Interest expense on debt	—	—	—	38	38
Other operating costs	373	25	44	30	472
Total adjusted expenses	889	308	542	98	1,837
Adjusted earnings before provision for income tax	383	32	20	(31)	404
Provision for income tax expense (benefit)	72	6	4	(1)	81
Adjusted earnings after provision for income tax	311	26	16	(30)	323
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	29	29
Adjusted earnings	$311	$26	$16	$(59)	$294

	For the Three Months Ended March 31, 2021
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$36	$127	$—	$21	$184
Universal life and investment-type product policy fees	603	106	159	—	868
Net investment income	550	166	462	14	1,192
Other revenues	109	11	7	—	127
Total adjusted revenues	$1,298	$410	$628	$35	$2,371

Adjusted expenses
Policyholder benefits and claims	$173	$238	$419	$18	$848
Interest credited to policyholder account balances	185	31	80	—	296
Amortization of DAC and VOBA	127	45	—	3	175
Interest expense on debt	—	—	—	41	41
Other operating costs	399	44	44	34	521
Total adjusted expenses	884	358	543	96	1,881
Adjusted earnings before provision for income tax	414	52	85	(61)	490
Provision for income tax expense (benefit)	78	10	9	(19)	78
Adjusted earnings after provision for income tax	336	42	76	(42)	412
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	27	27
Adjusted earnings	$336	$42	$76	$(69)	$385

Financial Supplement	6

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Premiums	$25	$39	$49	$18	$36	$25	$36
Universal life and investment-type product policy fees	568	618	631	618	603	568	603
Net investment income	555	567	567	533	550	555	550
Other revenues	124	86	104	88	109	124	109
Total adjusted revenues	$1,272	$1,310	$1,351	$1,257	$1,298	$1,272	$1,298

Adjusted expenses
Policyholder benefits and claims	$192	$159	$267	$118	$173	$192	$173
Interest credited to policyholder account balances	190	195	302	182	185	190	185
Amortization of DAC and VOBA	134	49	(114)	123	127	134	127
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	373	423	415	417	399	373	399
Total adjusted expenses	889	826	870	840	884	889	884
Adjusted earnings before provision for income tax	383	484	481	417	414	383	414
Provision for income tax expense (benefit)	72	94	96	79	78	72	78
Adjusted earnings	$311	$390	$385	$338	$336	$311	$336

Financial Supplement	7

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Account value, beginning of period	$136,881	$133,155	$134,888	$129,756	$127,866
Premiums and deposits (2)	1,876	2,111	2,201	2,173	1,972
Withdrawals, surrenders and contract benefits	(2,758)	(3,231)	(3,039)	(3,079)	(2,935)
Net flows (3)	(882)	(1,120)	(838)	(906)	(963)
Investment performance (4)	(7,026)	5,496	(217)	6,691	3,465
Policy charges and other	(576)	(650)	(678)	(653)	(612)
Account value, end of period	$128,397	$136,881	$133,155	$134,888	$129,756

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$15,603	$15,536	$15,456	$15,404	$15,358
Premiums and deposits (2)	241	316	222	197	231
Withdrawals, surrenders and contract benefits	(266)	(331)	(234)	(231)	(279)
Net flows (3)	(25)	(15)	(12)	(34)	(48)
Interest credited	89	92	99	98	107
Other	4	(10)	(7)	(12)	(13)
Account value, end of period	$15,671	$15,603	$15,536	$15,456	$15,404

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,613	$4,644	$4,642	$4,665	$4,624

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	8

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Shield Level Annuities (1)	$1,394	$1,551	$1,634	$1,593	$1,423	$1,394	$1,423
GMWB	334	393	396	393	366	334	366
GMDB only	87	84	97	100	95	87	95
GMIB	17	18	17	18	23	17	23
Total variable and Shield Level annuity sales	$1,832	$2,046	$2,144	$2,104	$1,907	$1,832	$1,907

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$196	$292	$198	$173	$182	$196	$182
Fixed deferred annuities	41	19	19	22	42	41	42
Single premium immediate annuities	1	1	—	—	1	1	1
Other fixed and income annuities	—	1	1	—	—	—	—
Total fixed and income annuity sales	$238	$313	$218	$195	$225	$238	$225

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	9

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Premiums	$122	$109	$122	$125	$127	$122	$127
Universal life and investment-type product policy fees	59	80	32	83	106	59	106
Net investment income	153	156	183	168	166	153	166
Other revenues	6	8	8	7	11	6	11
Total adjusted revenues	$340	$353	$345	$383	$410	$340	$410

Adjusted expenses
Policyholder benefits and claims	$253	$186	$179	$216	$238	$253	$238
Interest credited to policyholder account balances	4	28	25	24	31	4	31
Amortization of DAC and VOBA	26	1	(34)	10	45	26	45
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	25	54	34	48	44	25	44
Total adjusted expenses	308	269	204	298	358	308	358
Adjusted earnings before provision for income tax	32	84	141	85	52	32	52
Provision for income tax expense (benefit)	6	17	31	17	10	6	10
Adjusted earnings	$26	$67	$110	$68	$42	$26	$42

Financial Supplement	10

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Universal and variable universal life account value, beginning of period	$2,694	$2,680	$2,667	$2,670	$2,674
Premiums and deposits (1)	56	86	75	78	74
Withdrawals, surrenders and contract benefits	(42)	(33)	(40)	(39)	(46)
Net flows	14	53	35	39	28
Net transfers from (to) separate account	15	5	28	9	8
Interest credited	5	28	26	25	28
Policy charges and other	(57)	(72)	(76)	(76)	(68)
Universal and variable universal life account value, end of period	$2,671	$2,694	$2,680	$2,667	$2,670

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,861	$6,598	$6,721	$6,373	$6,230
Premiums and deposits	45	47	46	47	49
Withdrawals, surrenders and contract benefits	(68)	(81)	(52)	(64)	(81)
Net flows	(23)	(34)	(6)	(17)	(32)
Investment performance	(513)	357	(31)	423	237
Net transfers from (to) general account	(15)	(5)	(28)	(9)	(8)
Policy charges and other	(48)	(55)	(58)	(49)	(54)
Variable universal life account value, end of period	$6,262	$6,861	$6,598	$6,721	$6,373

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	11

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
LIFE SALES	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Total life sales	$20	$35	$27	$26	$23	$20	$23

	As of
LIFE INSURANCE IN-FORCE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Whole Life
Life Insurance in-force, before reinsurance	$18,645	$18,819	$19,028	$19,223	$19,390
Life Insurance in-force, net of reinsurance	$3,153	$3,196	$3,239	$3,265	$3,332

Term Life
Life Insurance in-force, before reinsurance	$372,019	$376,022	$379,193	$382,200	$385,396
Life Insurance in-force, net of reinsurance	$295,051	$297,053	$298,363	$299,414	$300,658

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$48,063	$49,063	$49,575	$50,147	$50,397
Life Insurance in-force, net of reinsurance	$36,118	$37,016	$37,314	$37,611	$37,641

Financial Supplement	12

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Premiums	$—	$—	$3	$—	$—	$—	$—
Universal life and investment-type product policy fees	154	145	156	155	159	154	159
Net investment income	401	444	505	499	462	401	462
Other revenues	7	8	6	8	7	7	7
Total adjusted revenues	$562	$597	$670	$662	$628	$562	$628

Adjusted expenses
Policyholder benefits and claims	$417	$483	$506	$399	$419	$417	$419
Interest credited to policyholder account balances	81	81	77	77	80	81	80
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	44	56	45	46	44	44	44
Total adjusted expenses	542	620	628	522	543	542	543
Adjusted earnings before provision for income tax	20	(23)	42	140	85	20	85
Provision for income tax expense (benefit)	4	22	4	18	9	4	9
Adjusted earnings	$16	$(45)	$38	$122	$76	$16	$76

Financial Supplement	13

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Account value, beginning of period	$5,569	$5,629	$5,683	$5,740	$5,823
Premiums and deposits (1)	177	170	167	174	175
Withdrawals, surrenders and contract benefits	(32)	(26)	(20)	(27)	(49)
Net flows	145	144	147	147	126
Interest credited	62	50	48	50	49
Policy charges and other	(264)	(254)	(249)	(254)	(258)
Account value, end of period	$5,512	$5,569	$5,629	$5,683	$5,740

	As of
LIFE INSURANCE IN-FORCE	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$73,813	$74,535	$75,020	$75,487	$76,050
Life Insurance in-force, net of reinsurance	$36,887	$37,206	$37,000	$37,133	$36,690

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	14

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
Adjusted revenues	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Premiums	$19	$20	$19	$19	$21	$19	$21
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	48	39	32	17	14	48	14
Other revenues	—	—	—	—	—	—	—
Total adjusted revenues	$67	$59	$51	$36	$35	$67	$35

Adjusted expenses
Policyholder benefits and claims	$13	$18	$19	$15	$18	$13	$18
Interest credited to policyholder account balances	14	10	8	3	—	14	—
Amortization of DAC and VOBA	3	3	2	3	3	3	3
Interest expense on debt	38	41	41	40	41	38	41
Other operating costs	30	128	44	57	34	30	34
Total adjusted expenses	98	200	114	118	96	98	96
Adjusted earnings before provision for income tax	(31)	(141)	(63)	(82)	(61)	(31)	(61)
Provision for income tax expense (benefit)	(1)	(74)	(4)	(10)	(19)	(1)	(19)
Adjusted earnings after provision for income tax	(30)	(67)	(59)	(72)	(42)	(30)	(42)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	29	22	24	21	27	29	27
Adjusted earnings	$(59)	$(89)	$(83)	$(93)	$(69)	$(59)	$(69)

Other
Information

Financial Supplement	16

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Balance, beginning of period	$5,377	$5,356	$5,122	$5,148	$4,911
Capitalization	109	133	126	120	114
Amortization:
Included in adjusted earnings, excluding notable items	(163)	(53)	(127)	(136)	(155)
Related to notable items, included in adjusted expenses	—	—	273	—	(20)
Related to items not included in adjusted expenses	(64)	(74)	(64)	128	84
Total amortization	(227)	(127)	82	(8)	(91)
Unrealized investment gains (losses)	322	15	26	(138)	214
Balance, end of period	$5,581	$5,377	$5,356	$5,122	$5,148
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Annuities	$4,560	$4,331	$4,308	$4,103	$4,117
Life	925	947	946	914	923
Run-off	4	4	4	4	5
Corporate & Other	92	95	98	101	103
Total DAC and VOBA	$5,581	$5,377	$5,356	$5,122	$5,148

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$953	$(689)	$(59)	$(1,132)	$(553)
ULSG hedges	(540)	313	19	403	(958)
Other hedges and embedded derivatives	94	34	90	40	2
Subtotal	507	(342)	50	(689)	(1,509)
Investment hedge adjustments	6	5	6	5	5
Total net derivative gains (losses)	$513	$(337)	$56	$(684)	$(1,504)

Financial Supplement	17

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Actuarial items and other insurance adjustments	$9	$13	$44	$—	$29
Establishment costs	12	21	20	23	14
Debt repayment costs	—	59	—	—	—
Total notable items (1)	$21	$93	$64	$23	$43

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$(29)	$(42)	$—	$—
Life	9	(9)	(3)	—	—
Run-off	—	51	89	—	29
Corporate & Other	12	80	20	23	14
Total notable items (1)	$21	$93	$64	$23	$43

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	18

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total Quarterly VA separate account gross returns	(6.36)%	4.60%	(0.42)%	5.91%	2.93%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	29.43%	29.62%	28.54%	28.62%	29.28%
Percent allocated to bond funds/other funds	8.72%	8.57%	8.67%	8.40%	8.44%
Percent allocated to target volatility funds	19.66%	19.87%	20.98%	21.14%	20.15%
Percent allocated to balanced funds	42.19%	41.94%	41.81%	41.84%	42.13%

Financial Supplement	19

Summary of Investments (Unaudited, dollars in millions)

	March 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$36,018	30.65%	$39,081	31.85%
Foreign corporate securities	11,040	9.39%	11,706	9.54%
U.S. government and agency securities	9,604	8.17%	9,307	7.59%
Residential mortgage-backed securities	8,727	7.43%	9,259	7.55%
Commercial mortgage-backed securities	6,976	5.94%	7,282	5.93%
State and political subdivision securities	4,310	3.67%	4,835	3.94%
Asset-backed securities	4,510	3.84%	4,280	3.49%
Foreign government securities	1,311	1.11%	1,832	1.49%
Total fixed maturity securities	82,496	70.20%	87,582	71.38%
Equity securities	80	0.07%	101	0.08%
Mortgage loans:
Commercial mortgage loans	13,119	11.16%	12,187	9.93%
Agricultural mortgage loans	4,139	3.52%	4,163	3.39%
Residential mortgage loans	4,226	3.60%	3,623	2.96%
Allowance for credit losses	(127)	(0.11)%	(123)	(0.10)%
Total mortgage loans, net	21,357	18.17%	19,850	16.18%
Policy loans	1,270	1.08%	1,264	1.03%
Limited partnerships and limited liability companies	4,587	3.90%	4,271	3.48%
Cash, cash equivalents and short-term investments	5,163	4.39%	6,315	5.15%
Other invested assets:
Derivatives:
Interest rate	434	0.37%	1,094	0.89%
Equity market	1,526	1.30%	1,665	1.36%
Foreign currency exchange rate	371	0.32%	328	0.27%
Credit	29	0.02%	39	0.03%
Total derivatives	2,360	2.01%	3,126	2.55%
FHLB common stock	89	0.08%	70	0.05%
Other	119	0.10%	120	0.10%
Total other invested assets	2,568	2.19%	3,316	2.70%
Total investments and cash and cash equivalents	$117,521	100.00%	$122,699	100.00%

	For the Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net investment income yield (1), (2)	4.36%	4.66%	5.16%	5.08%	5.12%

(1) Yields are calculated on investment income as a percentage of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	20

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Three Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY March 31, 2022 (2)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	PRELIMINARY March 31, 2022 (2)	March 31, 2021
Total revenues (Line 9)	$4,200	$3,324	$3,938	$3,540	$3,551	$4,200	$3,551
Total benefits and expenses before dividends to policyholders (Line 28)	$4,600	$3,537	$4,117	$3,758	$1,824	$4,600	$1,824

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(400)	$(196)	$(181)	$(206)	$1,737	$(400)	$1,737
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	—	(87)	(51)	(372)	(812)	—	(812)
Net income (loss) (Line 35)	$(400)	$(283)	$(232)	$(578)	$925	$(400)	$925

						For the Three Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY March 31, 2022 (2)	March 31, 2021
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(0.5)	$1.8
Add: net realized capital gains (losses)						0.1	(0.9)
Add: change in total asset requirement at CTE98, net of the change in VA reserves						0.5	(0.5)
Add: unrealized gains (losses) on VA & Shield hedging program and other equity risk management strategies						(0.3)	(0.3)
Normalized statutory earnings (loss)						$(0.2)	$0.1

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended March 31, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	21

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY March 31, 2022 (2)	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total assets (Line 28)	$203,100	$210,819	$206,050	$205,018	$197,181
Total liabilities (Line 28)	$196,200	$202,918	$197,794	$196,967	$189,012
Total capital and surplus (Line 38)	$6,900	$7,901	$8,256	$8,051	$8,169

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$8,500	$9,441	$9,750	$9,432	$9,421
Combined risk-based capital ratio (4)	450%-470%	500%	520%-540%	480%-500%	500%-520%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Dividends paid to Holding Company	$—	$344	$—	$250	$—
Remaining ordinary dividend capacity (5)	$1,512	$244	$588	$588	$838

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of March 31, 2022.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences from actual outcomes compared to the sensitivities calculated under certain scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the impact of the ongoing COVID-19 pandemic; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact on liabilities for policyholder claims as a result of extreme mortality events; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geo-political events, military actions or catastrophic events, on our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the impact of events that adversely affect issuers, guarantors or collateral relating to our investments or our derivatives counterparties, on impairments, valuation allowances, reserves, net investment income and changes in unrealized gain or loss positions; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; the effectiveness of our policies and procedures in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. ("MetLife") are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income, including Investment Hedge Adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income (loss) available to shareholders	$613	$42	$361	$10	$(610)
Less: Net investment gains (losses)	(68)	(23)	(16)	(34)	14
Less: Net derivative gains (losses), excluding investment hedge adjustments	507	(342)	50	(689)	(1,509)
Less: GMIB Fees and GMIB Costs	(9)	89	(83)	75	122
Less: Amortization of DAC and VOBA	(64)	(74)	(64)	128	84
Less: Market value adjustments and other	37	(5)	2	(19)	31
Less: Provision for income tax (expense) benefit on reconciling adjustments	(84)	74	22	114	263
Adjusted earnings	294	323	450	435	385
Less: Notable items	(21)	(93)	(64)	(23)	(43)
Adjusted earnings, less notable items	$315	$416	$514	$458	$428

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$7.91	$0.51	$4.34	$0.11	$(6.96)
Less: Net investment gains (losses)	(0.88)	(0.29)	(0.19)	(0.40)	0.16
Less: Net derivative gains (losses), excluding investment hedge adjustments	6.54	(4.26)	0.60	(8.01)	(17.23)
Less: GMIB Fees and GMIB Costs	(0.12)	1.11	(1.00)	0.87	1.39
Less: Amortization of DAC and VOBA	(0.83)	(0.92)	(0.77)	1.49	0.96
Less: Market value adjustments and other	0.48	(0.06)	0.02	(0.22)	0.35
Less: Provision for income tax (expense) benefit on reconciling adjustments	(1.08)	0.92	0.26	1.32	3.00
Less: Impact of inclusion of dilutive shares	—	—	—	—	0.03
Adjusted earnings per common share	3.79	4.02	5.41	5.05	4.36
Less: Notable items	(0.27)	(1.16)	(0.77)	(0.27)	(0.49)
Adjusted earnings, less notable items per common share	$4.07	$5.18	$6.17	$5.32	$4.86

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net income (loss) available to shareholders	$1,026	$(197)	$(1,284)	$(4,657)	$(6,665)
Less: Net investment gains (losses)	(141)	(59)	290	311	311
Less: Net derivative gains (losses), excluding investment hedge adjustments	(474)	(2,490)	(4,563)	(6,475)	(8,443)
Less: GMIB Fees and GMIB Costs	72	203	350	(524)	(724)
Less: Amortization of DAC and VOBA	(74)	74	428	406	527
Less: Market value adjustments and other	15	9	25	(18)	25
Less: Provision for income tax (expense) benefit on reconciling adjustments	126	473	727	1,323	1,743
Adjusted earnings	$1,502	$1,593	$1,459	$320	$(104)
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Brighthouse Financial, Inc.’s stockholders’ equity	$15,224	$16,266	$16,690	$17,666	$18,518
Less: Preferred stock, net	1,496	1,428	1,248	1,137	947
Brighthouse Financial, Inc.’s common stockholders’ equity	13,728	14,838	15,442	16,529	17,571
Less: AOCI	3,362	4,433	4,674	4,809	4,420
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,366	$10,405	$10,768	$11,720	$13,151
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Return on common equity	7.5%	(1.3)%	(8.3)%	(28.2)%	(37.9)%
Return on AOCI	30.5%	(4.4)%	(27.5)%	(96.8)%	(150.8)%
Return on common equity, excluding AOCI	9.9%	(1.9)%	(11.9)%	(39.7)%	(50.7)%
Less: Return on net investment gains (losses)	(1.4)%	(0.6)%	2.7%	2.7%	2.4%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(4.6)%	(23.9)%	(42.4)%	(55.2)%	(64.2)%
Less: Return on GMIB Fees and GMIB Costs	0.7%	2.0%	3.3%	(4.5)%	(5.5)%
Less: Return on amortization of DAC and VOBA	(0.7)%	0.7%	4.0%	3.5%	4.0%
Less: Return on market value adjustments and other	0.2%	0.1%	0.2%	(0.2)%	0.1%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	1.2%	4.5%	6.8%	11.3%	13.3%
Adjusted return on common equity	14.5%	15.3%	13.5%	2.7%	(0.8)%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Three Months Ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Total revenues	$2,740	$2,016	$2,512	$1,676	$938	$2,740	$938
Less: Net investment gains (losses)	(68)	(23)	(16)	(34)	14	(68)	14
Less: Net derivative gains (losses)	513	(337)	56	(684)	(1,504)	513	(1,504)
Less: GMIB Fees	60	63	62	63	62	60	62
Less: Investment hedge adjustments	(6)	(5)	(6)	(5)	(5)	(6)	(5)
Less: Other	—	(1)	(1)	(2)	—	—	—
Total adjusted revenues	$2,241	$2,319	$2,417	$2,338	$2,371	$2,241	$2,371

Total expenses	$1,933	$1,967	$2,022	$1,655	$1,706	$1,933	$1,706
Less: Amortization of DAC and VOBA	64	74	64	(128)	(84)	64	(84)
Less: GMIB Costs	69	(26)	145	(12)	(60)	69	(60)
Less: Other	(37)	4	(3)	17	(31)	(37)	(31)
Total adjusted expenses	$1,837	$1,915	$1,816	$1,778	$1,881	$1,837	$1,881

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Three Months Ended
NET INVESTMENT GAINS (LOSSES)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Investment portfolio gains (losses)	$(61)	$9	$(12)	$(28)	$16	$(61)	$16
Investment portfolio writedowns	(7)	(32)	(4)	(6)	(2)	(7)	(2)
Net investment gains (losses)	$(68)	$(23)	$(16)	$(34)	$14	$(68)	$14

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Investment income yield (1)	4.50%	4.80%	5.29%	5.21%	5.25%
Investment fees and expenses (2)	(0.14)%	(0.14)%	(0.13)%	(0.13)%	(0.13)%
Net investment income yield	4.36%	4.66%	5.16%	5.08%	5.12%

(1) Yields are calculated on investment income as a percentage of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.